Exhibit 10.1

ENERGIZER SPINCO, INC.

PURCHASE AGREEMENT

May 15, 2015

MERRILL LYNCH, PIERCE, FENNER & SMITH

INCORPORATED

 As Representative of the Initial Purchasers

c/o Merrill Lynch, Pierce, Fenner & Smith Incorporated

One Bryant Park

New York, New York 10036

Ladies and Gentlemen:

Introductory. Energizer SpinCo, Inc., a Missouri corporation (the “Company”), proposes to issue and sell to Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) and the other several Initial Purchasers named in Annex A (the “Initial Purchasers”), acting severally and not jointly, the respective amounts set forth in such Schedule A of $600,000,000 aggregate principal amount of the Company’s 5.500% Senior Notes due 2025 (the “Notes”), pursuant to the terms of this purchase agreement (the “Agreement”). Merrill Lynch has agreed to act as the representative of the several Initial Purchasers (the “Representative”) in connection with the offering and sale of the Notes.

The Notes are being issued by the Company in connection with a spin-off transaction pursuant to which the shares of the Company will be distributed to the stockholders of Energizer Holdings Inc., a Missouri corporation (“Energizer Holdings”). At or before the Effective Date (as defined below), Energizer Holdings and the Company will complete the Internal Reorganization (as defined in the Offering Memorandum (as defined below)), consummate the Separation (as defined in the Offering Memorandum), and enter into the Separation Documents (as defined below). The Separation and Distribution Agreement, the Transition Services Agreement, the Tax Matters Agreement, the Employee Matters Agreement, and the Trademark License Agreements, each in substantially the form filed as an exhibit to the Company’s Registration Statement on Form 10 filed on May 11, 2015, are collectively referred to herein as the “Separation Documents.”

Prior to the Effective Date, the Company will enter into a credit agreement (the “Credit Agreement”) providing for a term loan and revolving credit facility (the “Credit Facilities”). The Credit Facilities will be guaranteed and secured pursuant to certain agreements described in “Description of Other Indebtedness—Senior Credit Facilities—Guarantees and security” of the Offering Memorandum (collectively, the “Security Documents”).

The Notes will be issued pursuant to an indenture (the “Indenture”), to be dated as of the Closing Date (as defined below), by and among the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”). The Notes will be issued only in book-entry form in the name of Cede & Co., as nominee of The Depository Trust Company (the “Depositary”) pursuant to a letter of representations, to be dated on or before the Closing Date (as defined in Section 2 hereof) (the “DTC Agreement”), among the Company and the Depositary.

On and after the Effective Date, the payment of principal, premium, if any, and interest on the Notes will be fully and unconditionally guaranteed on a senior unsecured basis (the “Guarantees”), jointly and severally by (i) each of the Company’s domestic restricted subsidiaries that guarantees indebtedness, or is a borrower, under the Credit Agreement, which subsidiaries, as of the Effective Date, are expected to be those entities set forth on Schedule B (collectively, the “Guarantors”), and (ii) any other subsidiary of the Company after the Effective Date that executes an additional guarantee in accordance with the terms of the Indenture. The Notes and the Guarantees related thereto are herein collectively referred to as the “Securities.”

On the Closing Date, the Company will enter into an escrow and security agreement (the “Escrow Agreement”) with the Bank of America. N.A., as escrow and security agent (the “Escrow Agent”), and Bank of America, N.A, as financial intermediary, pursuant to which the Company will deposit into an account pledged to the Trustee (the “Escrow Account”) the net proceeds of the offering of the Notes, together with an additional amount, in cash (collectively with any other property from time to time held by the Escrow Agent, the “Escrowed Property”), sufficient to redeem the Notes at a redemption price (the “Special Redemption Price”) equal to the principal amount of the Notes plus accrued and unpaid interest on the Notes to, but excluding July 16, 2015. Upon delivery by the Company to the Escrow Agent and the Trustee of an officer’s certificate certifying that the Escrow Conditions (as defined in the Escrow Agreement) have been satisfied (the “Escrow Certificate”), the Escrowed Property will be released to the Company (the “Effective Date”). If the Escrow Conditions are not satisfied on or prior to the earlier of July 9, 2015 or such earlier date that the Board of Directors of the Company, in accordance with the Escrow Agreement, determines that the Escrow Conditions will not be satisfied (such date of redemption, the “Special Redemption Date”), the Company will be required pursuant to the terms of the Indenture and the Escrow Agreement to redeem the Notes at the Special Redemption Price on the Special Redemption Date.

On or prior to the Effective Date, each of the Company’s domestic restricted subsidiaries that guarantees the Company’s Credit Facilities shall execute (i) a joinder agreement making them parties to this Agreement in the form of Exhibit A hereto (the “Joinder Agreement”) and (ii) a supplemental indenture (and any related instruments) pursuant to which they assume all of the obligations of a Guarantor under the Indenture (the “Supplemental Indenture”).

The representations, warranties, covenants and agreements of the Guarantors under this Agreement shall not become effective, and the Guarantors shall not have any rights, benefits or obligations under this Agreement, until the execution by the Guarantors of the Joinder Agreement, at which time such representations, warranties, covenants and agreements shall become effective as of the date hereof pursuant to the terms of the Joinder Agreement, and each of the Guarantors shall, without any further action by any person, become a party to this Agreement.

The issuance and sale of the Notes pursuant to this Agreement and the Indenture, the issuance of the Guarantees pursuant to the Supplemental Indenture, the entry by the Company into the Escrow Agreement and the deposit of proceeds of the issuance and sale of the Notes in the Escrow Account, the granting of any security interest under the Escrow Agreement and the entry into the Joinder Agreement and the DTC Agreement are referred to herein as the “Note Transactions.” The entry by the Company into the Credit Agreement and the initial extensions of credit thereunder on or prior to the Effective Date, and the entry by the Company and the Guarantors, as applicable, into the Security Documents (and the provision of guarantees and security interests pursuant thereto) are referred to herein as the “Credit Transactions.” The transactions contemplated by the Separation and the Separation Documents, any other transactions not listed above and described in the Disclosure Package and the Final Offering Memorandum under the captions “The Separation and Distribution” and “Certain Relationships and Related Party Transactions,” and the payment of transaction costs, other than the Note Transactions and the Credit Transactions, are referred to herein as the “Spin-Off Transactions.” As used in this Agreement, the term “Transaction Documents” means this Agreement, the Escrow Agreement, the DTC Agreement, the Indenture, the Supplemental Indenture, and the Joinder Agreement. The term “Credit Documents” means the Credit Agreement and the Security Documents.

Unless the context otherwise requires, (1) the term “the Company” refers to Energizer SpinCo, Inc. and (2) all references to the Company’s subsidiaries, as applicable, refer to the entities that will be subsidiaries of the Company following the consummation of the Spin-Off Transactions, which are the entities that are expected to conduct the household products businesses of Energizer Holdings (the “Business”).

The Company understands that the Initial Purchasers propose to make an offering of the Securities on the terms and in the manner set forth herein and in the Pricing Disclosure Package (as defined below) and agrees that the Initial Purchasers may resell, subject to the conditions set forth herein, all or a portion of the Securities to purchasers (the “Subsequent Purchasers”) on the terms set forth in the Pricing Disclosure Package (the first time when sales of the Securities are made is referred to as the “Time of Sale”). The Securities are to be offered and sold to or through the Initial Purchasers without being registered with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933 (as amended, the “Securities Act,” which term, as used herein, includes the rules and regulations of the Commission promulgated thereunder), in reliance upon exemptions therefrom. Pursuant to the terms of the Securities and the Indenture, investors who acquire Securities shall be deemed to have agreed that Securities may only be resold or otherwise transferred, after the date hereof, if such Securities are registered for sale under the Securities Act or if an exemption from the registration requirements of the Securities Act is available (including the exemptions afforded by Rule 144A under the Securities Act (“Rule 144A”) or Regulation S under the Securities Act (“Regulation S”)).

The Company has prepared and delivered to each Initial Purchaser copies of a Preliminary Offering Memorandum, dated May 11, 2015 (the “Preliminary Offering

Memorandum”), and has prepared and delivered to each Initial Purchaser copies of a Pricing Supplement, dated May 15, 2015 in the form attached hereto as Exhibit A (the “Pricing Supplement”), describing the terms of the Securities, each for use by such Initial Purchaser in connection with its solicitation of offers to purchase the Securities. The Preliminary Offering Memorandum and the Pricing Supplement are herein referred to as the “Pricing Disclosure Package.” Promptly after this Agreement is executed and delivered, the Company will prepare and deliver to each Initial Purchaser a final offering memorandum dated the date hereof (the “Final Offering Memorandum”).

The Company and, upon the execution and delivery of the Joinder Agreement, the Guarantors, jointly and severally with the Company, hereby confirm their agreements with the Initial Purchasers as follows:

Section 1. Representations and Warranties. Each of the Company and, upon the execution and delivery of the Joinder Agreement, each of the Guarantors, jointly and severally, with the Company hereby represents, warrants and covenants to each of the Initial Purchasers that, as of the date hereof and as of the Closing Date (references in this Section 1 to the “Offering Memorandum” are to (x) the Pricing Disclosure Package in the case of representations and warranties made as of the date hereof and (y) the Pricing Disclosure Package and the Final Offering Memorandum in the case of representations and warranties made as of the Closing Date):

(a) No Registration Required. Subject to compliance by the Initial Purchasers with the representations and warranties set forth in Section 2 hereof and with the procedures set forth in Section 7 hereof, it is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchasers and by such Initial Purchasers to their respective Subsequent Purchasers in the manner contemplated by this Agreement and the Offering Memorandum to register the Securities under the Securities Act or to qualify the Indenture under the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act,” which term, as used herein, includes the rules and regulations of the Commission promulgated thereunder).

(b) No Integration of Offerings or General Solicitation. None of the Company, its affiliates (as such term is defined in Rule 501 under the Securities Act) (each, an “Affiliate”), or any person acting on its or any of their behalf (other than the Initial Purchasers, as to whom the Company and the Guarantors make no representation or warranty) has, directly or indirectly, solicited any offer to buy or offered to sell, or will, directly or indirectly, solicit any offer to buy or offer to sell, in the United States or to any United States citizen or resident, any security which is or would be integrated with the sale of the Securities in a manner that would require the Securities to be registered under the Securities Act. None of the Company, its Affiliates, or any person acting on its or any of their behalf (other than the Initial Purchasers, as to whom the Company and the Guarantors make no representation or warranty) has engaged or will engage, in connection with the offering of the Securities, in any form of general solicitation or general advertising within the meaning of Rule 502 under the Securities Act. With respect to those Securities sold in reliance upon Regulation S, (i) none of the Company, its Affiliates or any person acting on its or their behalf (other than the Initial Purchasers, as to whom the Company and the Guarantors make no representation or warranty) has engaged or will engage in any directed selling efforts within the meaning of Regulation S and (ii) each of the Company and its

Affiliates and any person acting on its or their behalf (other than the Initial Purchasers, as to whom the Company and the Guarantors make no representation or warranty) has complied and will comply with the offering restrictions set forth in Regulation S to the extent applicable.

(c) Eligibility for Resale under Rule 144A. The Securities are eligible for resale pursuant to Rule 144A and will not be, at the Closing Date, of the same class as securities listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S. automated interdealer quotation system.

(d) The Pricing Disclosure Package and Offering Memorandum. Neither the Pricing Disclosure Package, as of the Time of Sale, nor the Final Offering Memorandum, as of its date or (as amended or supplemented in accordance with Section 3(a), as applicable) as of the Closing Date, contains or represents an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that this representation, warranty and agreement shall not apply to statements in or omissions from the Pricing Disclosure Package, the Final Offering Memorandum or any amendment or supplement thereto made in reliance upon and in conformity with information furnished to the Company in writing by any Initial Purchaser through the Representative expressly for use in the Pricing Disclosure Package, the Final Offering Memorandum or amendment or supplement thereto, as the case may be, which information is specified in Section 8(b). The Pricing Disclosure Package contains, and the Final Offering Memorandum will contain, all the information specified in, and meeting the requirements of, Rule 144A(d)(4). The Company and the Guarantors have not distributed and will not distribute, prior to the later of the Closing Date and the completion of the Initial Purchasers’ distribution of the Securities, any offering material in connection with the offering and sale of the Securities other than the Pricing Disclosure Package and the Final Offering Memorandum.

(e) Company Additional Written Communications. The Company and the Guarantors have not prepared, made, used, authorized, approved or distributed and will not prepare, make, use, authorize, approve or distribute any written communication that constitutes an offer to sell or solicitation of an offer to buy the Securities other than (i) the Pricing Disclosure Package, (ii) the Final Offering Memorandum and (iii) any electronic road show or other written communications, in each case used in accordance with Section 3(a). Each such communication by the Company and the Guarantors or their respective agents and representatives pursuant to clause (iii) of the preceding sentence (each, a “Company Additional Written Communication”), when taken together with the Pricing Disclosure Package, did not as of the Time of Sale, and at the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that this representation, warranty and agreement shall not apply to statements in or omissions from each such Company Additional Written Communication made in reliance upon and in conformity with information furnished to the Company in writing by any Initial Purchaser through the Representative expressly for use in any Company Additional Written Communication, which information with respect to the matters covered in clause (i) and (ii) above is specified in Section 8(b).

(f) The Purchase Agreement. This Agreement has been duly authorized, executed and delivered by the Company and, as of the Effective Date, the Joinder Agreement will have been duly and validly authorized, executed and delivered by each of the Guarantors.

(g) The DTC Agreement. The DTC Agreement has been duly authorized and, on the Closing Date, will have been duly executed and delivered by, and will constitute a valid and binding agreement of, the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles, regardless of whether enforcement is considered in proceeds at law or in equity, and applicable law and public policy with respect to right to indemnity and contribution (the “Enforceability Exceptions”).

(h) Authorization of the Notes and the Guarantees. The Notes to be purchased by the Initial Purchasers from the Company will on the Closing Date be in the form contemplated by the Indenture, have been duly authorized by the Company for issuance and sale pursuant to this Agreement and the Indenture and, at the Closing Date, will have been duly executed by the Company and, when authenticated in the manner provided for in the Indenture and delivered against payment of the purchase price therefor, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by the Enforceability Exceptions and will be entitled to the benefits of the Indenture. The Guarantees of the Notes will be in the respective forms contemplated by the Indenture. On the Effective Date, the Guarantees of the Notes will have been duly authorized and executed by each of the Guarantors and, when the Notes have been authenticated in the manner provided for in the Indenture and issued and delivered against payment of the purchase price therefor, and when the Supplemental Indenture has been executed by the Guarantors on the Effective Date, the Guarantees of the Notes will constitute valid and binding agreements of the Guarantors, enforceable against the Guarantors in accordance with their terms, except as the enforcement thereof may be limited by the Enforceability Exceptions and will be entitled to the benefits of the Indenture.

(i) Authorization of the Indenture and the Supplemental Indenture. The Indenture has been duly authorized by the Company and, at the Closing Date, will have been duly executed and delivered by the Company and will constitute a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by the Enforceability Exceptions. The Supplemental Indenture has been duly authorized by the Company and, at the Effective Date, will have been duly authorized by each Guarantor and executed and delivered by the Company and each Guarantor and will constitute a valid and binding agreement of the Company and each Guarantor, enforceable against the Company and each Guarantor in accordance with its terms, except as the enforcement thereof may be limited the Enforceability Exceptions.

(j) The Escrow Agreement. The Escrow Agreement has been duly authorized by the Company and, on the Closing Date, will have been duly executed and delivered by, and, when duly executed and delivered in accordance with its terms by each of the other parties thereto, will constitute a valid and binding agreement of, the Company, enforceable against the Company in accordance with it terms, except as the enforcement thereof may be limited by the Enforceability

Exceptions. The Escrow Agreement will, on the Closing Date, create in favor of the Trustee, for the benefit of itself and the holders of the Notes, as applicable, a legal, valid and enforceable security interest in the Escrow Collateral described therein as security for the Notes, as applicable, which security interest, upon execution of the Escrow Agreement, will constitute a fully perfected lien on, and security interest in, all rights, titles and interests of the Company in the Escrow Collateral subject to no prior liens.

(k) The Credit Documents and Separation Documents. On or prior to the Effective Date, each of the Credit Documents and the Separation Documents will have been duly and validly authorized by the Company and the subsidiaries of the Company, to the extent a party thereto, and, when duly executed and delivered by the Company and the subsidiaries of the Company, as applicable, to the extent a party thereto, will be the valid and legally binding obligation of the Company and the subsidiaries of the Company, as applicable, to the extent a party thereto, enforceable against the Company or such subsidiary, as applicable, in accordance with its terms, except as the enforcement thereof may be limited by the Enforceability Exceptions.

(l) Description of Documents. The Transaction Documents will conform in all material respects to the respective statements relating thereto contained in the Pricing Disclosure Package and the Final Offering Memorandum. The forms of Separation Documents, and the forms of the Credit Documents, in the forms provided to the Initial Purchasers prior to the date hereof, in each case will conform in all material respects to the description thereof contained in the Pricing Disclosure Package.

(m) No Material Adverse Change. Except as otherwise disclosed in the Offering Memorandum (exclusive of any amendment or supplement thereto subsequent to the date hereof), subsequent to the respective dates as of which information is given in the Offering Memorandum (exclusive of any amendment or supplement thereto subsequent to the date hereof): (i) there has been no material adverse change, or any development that could reasonably be expected to result in a material adverse change, in the condition, financial or otherwise, or in the earnings, business, operations or prospects, whether or not arising from transactions in the ordinary course of business, of the Company and its subsidiaries, considered as one entity (any such change is called a “Material Adverse Change”); (ii) the Company and its subsidiaries, considered as one entity, have not incurred any material liability or obligation, indirect, direct or contingent, not in the ordinary course of business nor entered into any material transaction or agreement not in the ordinary course of business; and (iii) there has been no dividend or distribution of any kind declared, paid or made by the Company or, except for dividends paid to the Company or other subsidiaries, any of its subsidiaries on any class of capital stock or repurchase or redemption by the Company or any of its subsidiaries of any class of capital stock.

(n) Independent Accountants. PricewaterhouseCoopers LLP, which expressed its opinion with respect to the financial statements (which term as used in this Agreement includes the related notes thereto) is an independent registered public accounting firm within the meaning of the Securities Act, the Exchange Act and the rules of the Public Company Accounting Oversight Board.

(o) Preparation of the Financial Statements. The financial statements, together with the related notes, included in the Offering Memorandum present fairly in all material respects the consolidated financial position of the entities to which they relate as of and at the dates indicated and the results of their operations and cash flows for the periods specified. Such financial statements have been prepared in conformity with generally accepted accounting principles as applied in the United States (“GAAP”) applied on a consistent basis throughout the periods involved, except as may be expressly stated in the related notes thereto. The financial data set forth in the Offering Memorandum fairly present in all material respects the information set forth therein on a basis consistent with that of the audited financial statements contained in the Offering Memorandum. The pro forma combined condensed financial statements of the Company and its subsidiaries and the related notes thereto included in the Offering Memorandum present fairly in all material respects the information contained therein, have been prepared in accordance with the Commission’s rules and guidelines with respect to pro forma financial statements and have been properly presented in all material respects on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein. The statistical and market-related data and forward-looking statements included in the Offering Memorandum are based on or derived from sources that the Company and its subsidiaries believe to be reliable and accurate in all material respects and represent their good faith estimates that are made on the basis of data derived from such sources.

(p) Incorporation and Good Standing of the Company, the Guarantors and its Subsidiaries. Each of the Company, the Guarantors and their respective subsidiaries has been duly incorporated or formed, as applicable, and is validly existing as a corporation, limited partnership or limited liability company, as applicable, in good standing under the laws of the jurisdiction of its incorporation or formation, as applicable, and has corporate, partnership or limited liability company, as applicable, power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum and, in the case of the Company and the Guarantors, to enter into and perform its obligations under each of the Transaction Documents to which it is a party. The Company, each Guarantor and their respective subsidiaries are each duly qualified as a foreign corporation, limited partnership or limited liability company, as applicable, to transact business and is in good standing or equivalent status in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except for such jurisdictions where the failure to so qualify or to be in good standing would not, individually or in the aggregate, result in a Material Adverse Change. All of the issued and outstanding capital stock or other ownership interest of each subsidiary has been duly authorized and validly issued, is fully paid and nonassessable and is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance or claim, except as disclosed in the Offering Memorandum.

(q) Capitalization and Other Capital Stock Matters. At March 31, 2015, on a consolidated basis, after giving pro forma effect to the Note Transactions, the Credit Transactions, and the Spin-Off Transactions, the Company would have an authorized and outstanding capitalization as set forth in the Offering Memorandum under the caption “Capitalization” (other than for subsequent issuances of capital stock, if any, pursuant to employee benefit plans described in the Offering Memorandum or upon exercise of outstanding options described in the Offering Memorandum).

(r) Non-Contravention of Existing Instruments; No Further Authorizations or Approvals Required. Neither the Company nor any of its subsidiaries is (i) in violation of its charter, bylaws or other constitutive document or (ii) in default (or, with the giving of notice or lapse of time, would be in default) (“Default”) under any indenture, mortgage, loan or credit agreement, note, contract, franchise, lease or other instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject (each, an “Existing Instrument”), except, in the case of clause (ii) above, for such Defaults as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change.

The execution, delivery and performance of each Transaction Document by the Company and the issuance and delivery of the Notes, and consummation of the transactions contemplated hereby and thereby and by the Offering Memorandum (i) has been duly authorized by all necessary corporate action and will not result in any violation of the provisions of the charter or bylaws of the Company, (ii) will not conflict with or constitute a breach of, or Default or a Debt Repayment Triggering Event (as defined below) under, or (except for the liens securing the Escrow Collateral) result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, or require the consent (except as shall have been obtained prior the Effective Date) of any other party to any Transaction Document, and (iii) will not result in any violation by the Company or its subsidiaries of any law, administrative regulation or administrative or court decree applicable to the Company or any subsidiary (assuming the accuracy of the representations and warranties set forth in Section 2(d) and the due performance of the covenant in Section 7 by the Initial Purchasers), except (x) in the case of clauses (ii) and (iii) for such conflicts, breaches, Defaults, Debt Repayment Triggering Events, liens, charges, encumbrances or violations as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change and (y) in the case of clause (iii) above, for any such violation that may arise under applicable state securities laws or rules or statutes in connection with the purchase and distribution of the Notes by the Initial Purchasers.

The execution, delivery and performance of (a) each Transaction Document by each of the Guarantors (to the extent party thereto) and (b) each Credit Document and each Separation Document by the Company, the Guarantors and their respective subsidiaries (the “Company Entities”), to the extent a party thereto, and the issuance and delivery of the Guarantees, and consummation of the transactions contemplated by the Credit Documents and the Separation Documents (i) will, as of the Effective Date, have been duly authorized by all necessary corporate or other action and will not result in any violation of the provisions of the charter, bylaws or other constitutive document of the Company Entities, (ii) will not conflict with or constitute a breach of, or Default or a Debt Repayment Triggering Event (as defined below) under, or (except for the liens securing the Credit Facilities) result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, or require the consent (except as shall have been obtained prior the Effective Date) of any other party to, any Existing Instrument and any Transaction Document, and (iii) will not result in any violation by the Company Entities of any law, administrative regulation or administrative or court decree applicable to the Company or any subsidiary (assuming the accuracy of the representations and warranties set forth in Section 2(d) and the due performance of the covenant in Section 7 by the Initial Purchasers), except (x) in the case of clauses (ii) and (iii), for such conflicts, breaches, Defaults, Debt Repayment Triggering Events, liens, charges, encumbrances or violations as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change and (y) in the case of clause (iii) above, for any such violation that may arise under applicable state securities laws or rules or statutes in connection with the purchase and distribution of the Notes by the Initial Purchasers.

No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental or regulatory authority or agency is required for the execution, delivery and performance of the Transaction Documents (assuming the accuracy of the representations and warranties set forth in Section 2(d) and the due performance of the covenant in Section 7 by the Initial Purchasers), the Credit Documents and the Separation Documents by the Company and its subsidiaries to the extent a party thereto, or the issuance and delivery of the Securities, or consummation of the transactions contemplated hereby and thereby and by the Offering Memorandum, (i) except such as have been obtained or made by the Company and its subsidiaries and are in full force and effect, (ii) except such as may be required by the securities laws of the several states of the United States or of any foreign jurisdictions, (iii) such mortgages, filings and recordings with governmental or regulatory authorities as may be required to perfect security interests under the Credit Facilities or the Escrow Agreement, (iv) with respect to the Separation, as will be obtained or made at or prior to the Effective Date, (v) the filing of such Current Report on Form 8-K under the Exchange Act as may be required in connection with the Note Transactions, the Credit Transactions or the Spin-Off Transactions and (vi) with respect to the Separation Documents, such consents, approvals, authorizations, orders, registrations or filings, if any, as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change. As used herein, a “Debt Repayment Triggering Event” means any event or condition which gives, or with the giving of notice or lapse of time would give, the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of its subsidiaries.

(s) No Material Actions or Proceedings. Except as otherwise disclosed in the Offering Memorandum, there are no legal or governmental actions, suits or proceedings pending or, to the best of the Company’s and Guarantors’ knowledge, threatened (i) against or affecting the Company or any of its subsidiaries or (ii) which has as the subject thereof any property owned or leased by, the Company or any of its subsidiaries and any such action, suit or proceeding would reasonably be expected to result in a Material Adverse Change or materially adversely affect the consummation of the transactions contemplated by this Agreement. Except as otherwise disclosed in the Offering Memorandum, no labor dispute with the employees of the Company or any of its subsidiaries exists or, to the best of the Company’s and Guarantors’ knowledge, is threatened or imminent, except as would not reasonably be expected to result in a Material Adverse Change.

(t) Intellectual Property Rights. Except as otherwise disclosed in the Offering Memorandum, the Company and its subsidiaries own or possess sufficient trademarks, trade names, patent rights, copyrights, licenses, approvals, trade secrets and other similar rights

(collectively, “Intellectual Property Rights”) reasonably necessary to conduct the Business as now conducted, except where the failure so to possess would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change; and the expected expiration of any of such Intellectual Property Rights would not reasonably be expected to result in a Material Adverse Change. Neither the Company nor any of its subsidiaries has received any notice of infringement or conflict with asserted Intellectual Property Rights of others, which infringement or conflict would reasonably be expected to result in a Material Adverse Change.

(u) All Necessary Permits, etc. Except as otherwise disclosed in the Offering Memorandum, the Company and each subsidiary possesses such valid and current certificates, authorizations or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to own, lease and operate its properties and to conduct the Business, except for any of the foregoing that would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change, and neither the Company nor any subsidiary has received any notice of proceedings relating to the revocation or modification of, or non-compliance with, any such certificate, authorization or permit which, individually or in the aggregate, would reasonably be expected to result in a Material Adverse Change.

(v) Title to Properties. Except as otherwise disclosed in the Offering Memorandum, the Company and each of its subsidiaries has good and marketable title to all the properties and assets reflected as owned in the financial statements referred to in Section 1(o) hereof (or elsewhere in the Offering Memorandum), in each case free and clear of any security interests, mortgages, liens, encumbrances, equities, claims and other defects, except as disclosed in the Offering Memorandum and except such as do not materially and adversely affect the value of such property and do not materially interfere with the use made or proposed to be made of such property by the Company or such subsidiary or would not reasonably be expected to result in a Material Adverse Change. The real property, improvements, equipment and personal property are held under lease by the Company or any subsidiary under valid and, to the knowledge of the Company and the Guarantors, enforceable leases, with such exceptions as are not material and do not materially interfere with the use made or proposed to be made of such real property, improvements, equipment or personal property by the Company or such subsidiary and except as the enforcement thereof may be limited by the Enforceability Exceptions.

(w) Tax Law Compliance. The Company and its consolidated subsidiaries have filed all necessary federal, state and foreign income and franchise tax returns, subject to permitted extensions, and have paid all taxes required to be paid (including any related or similar assessment, fine or penalty that is due and payable) except as may be being contested in good faith and by appropriate proceedings, and in each case except as would not, individually or in the aggregate, reasonably be expected to result in a Materially Adverse Change. The Company has made appropriate charges, accruals and reserves in accordance with GAAP in the applicable financial statements referred to in Section 1(o) hereof in respect of all material federal, state and foreign income and franchise taxes for all periods as to which the tax liability of the Company or any of its consolidated subsidiaries has not been finally determined.

(x) Company and Guarantors Not an “Investment Company”. Neither the Company nor any Guarantor is, or after receipt of payment for the Securities will be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended (the “Investment Company Act,” which term, as used herein, includes the rules and regulations of the Commission promulgated thereunder).

(y) Insurance. Each of the Company and its subsidiaries are or, as of the Effective Date, will be, insured by recognized, financially sound institutions with policies in such amounts and with such deductibles and covering such risks as are generally customary for their businesses including, without limitation, policies covering real and personal property owned or leased by the Company and its subsidiaries against theft, damage, destruction, acts of vandalism, flood and earthquakes. The Company has no reason to believe that it or any subsidiary will not be able (i) to renew its existing insurance coverage as and when such policies expire or (ii) to obtain comparable coverage from similar institutions as may be generally customary to conduct its business as now conducted and at a cost that would not reasonably be expected to result in a Material Adverse Change. In the past three years, neither of the Company nor any subsidiary has been denied any insurance coverage which it has sought or for which it has applied that, individually or in the aggregate, would be reasonably likely to result in a Material Adverse Change.

(z) No Price Stabilization or Manipulation. None of the Company or any Guarantors has taken or will take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

(aa) Solvency. The Company and the Guarantors, when taken together as one entity (the “Consolidated Entity”) is, and immediately after each of the Closing Date and Effective Date will be, Solvent. As used herein, the term “Solvent” means, with respect to the Consolidated Entity on a particular date, that on such date (i) the fair market value of the assets of the Consolidated Entity is greater than the total amount of liabilities (including contingent liabilities) of such person, (ii) the present fair salable value of the assets of the Consolidated Entity is greater than the amount that will be required to pay the probable liabilities of such person on its debts as they become absolute and matured, (iii) the Consolidated Entity is able to realize upon their assets and pay its debts and other liabilities, including contingent obligations, as they mature and (iv) the Consolidated Entity does not have unreasonably small capital.

(bb) Compliance with Sarbanes-Oxley. The Company and its subsidiaries and their respective officers and directors are in compliance with the applicable provisions of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act,” which term, as used herein, includes the rules and regulations of the Commission promulgated thereunder).

(cc) Company’s Accounting System. As of the Effective Date, the Company and its subsidiaries will maintain a system of accounting controls that is in compliance in all material respects with the applicable provisions of the Sarbanes-Oxley Act and is sufficient to provide reasonable assurances that: (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(dd) Disclosure Controls and Procedures. As of the Effective Date, the Company will have established and will maintain disclosure controls and procedures (as such term is defined in Rules 13a-15 and 15d-15 under the Exchange Act); such disclosure controls and procedures are designed to ensure that material information relating to the Company and its subsidiaries is made known to the chief executive officer and chief financial officer of the Company by others within the Company or any of its subsidiaries to the extent required by such Rules, and such disclosure controls and procedures will be reasonably effective to perform the functions for which they were established subject to the limitations of any such control system; as of the Effective Date, the Company’s auditors and the Audit Committee of the Board of Directors of the Company will be advised of: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize, and report financial data; and (ii) any fraud, whether or not material, that involves management or other employees who have a role in the Company’s internal controls.

(ee) Regulations T, U, X. Neither the Company nor any of the Guarantors, any agent thereof acting on their behalf has taken, and none of them will take, any action that might cause this Agreement or the issuance or sale of the Securities to violate Regulation T, Regulation U or Regulation X of the Board of Governors of the Federal Reserve System.

(ff) Compliance with and Liability Under Environmental Laws. Except as otherwise disclosed in the Offering Memorandum or as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change: (i) each of the Company and its subsidiaries and their respective operations and facilities are, to the best of the knowledge of the Company and the Guarantors, in compliance with, and not subject to any known liabilities under, applicable Environmental Laws, which compliance includes, without limitation, having obtained and being in compliance with any permits, licenses or other governmental authorizations or approvals required to conduct the Business, and having made all filings and provided all financial assurances and notices, required for the ownership and operation of the business, properties and facilities of the Company or its subsidiaries in the manner described in the Offering Memorandum under applicable Environmental Laws, and compliance with the terms and conditions thereof; (ii) neither the Company nor any of its subsidiaries has received any written communication, whether from a governmental authority, citizens group, employee or otherwise, that alleges that the Company or any of its subsidiaries is in violation of any Environmental Law, other than with respect to such communications as have been resolved and for which no costs, obligations or damages remain; (iii) there is no claim, action or cause of action filed with a court or governmental authority, no investigation with respect to which the Company has received written notice, and no written notice by any person or entity alleging actual or potential liability on the part of the Company or any of its subsidiaries based on or pursuant to any Environmental Law pending or, to the best of the Company’s and Guarantors’ knowledge, threatened against the Company or any of its subsidiaries or any person or entity whose liability under or pursuant to any Environmental Law the Company or any of its subsidiaries has retained or assumed either contractually or by operation of law; (iv) neither the Company nor any of its subsidiaries is conducting or paying for, in whole or in part, any investigation, response or other corrective action pursuant to any Environmental Law at any site or facility, nor is any of them subject or a party to any order, judgment, decree, contract or agreement which imposes any obligation or liability under any Environmental Law; (v) no lien, charge, encumbrance or restriction has been recorded pursuant to any Environmental Law with respect to any assets, facility or property owned, operated or leased by the Company or any of its subsidiaries; and (vi) there are no past or present actions, activities, circumstances, conditions or occurrences, including, without limitation, the Release or threatened Release of any Material of Environmental Concern, that could reasonably be expected to result in a violation of or liability under any Environmental Law on the part of the Company or any of its subsidiaries, including without limitation, any such liability which the Company or any of its subsidiaries has retained or assumed either contractually or by operation of law.

For purposes of this Agreement, “Environment” means ambient air, indoor air, surface water, groundwater, drinking water, soil, surface and subsurface strata, and natural resources such as wetlands, flora and fauna. “Environmental Laws” means all federal, state, local and foreign laws or regulations, ordinances, codes, orders, decrees, judgments and injunctions issued, promulgated or entered thereunder, relating to pollution or protection of the Environment or human health, including without limitation, those relating to (i) the Release or threatened Release of Materials of Environmental Concern; and (ii) the manufacture, processing, distribution, use, generation, treatment, storage, transport, handling or recycling of Materials of Environmental Concern. “Materials of Environmental Concern” means any substance, material, pollutant, contaminant, chemical, waste, compound, or constituent, in any form, including without limitation, petroleum and petroleum products, subject to regulation or which can give rise to liability under any Environmental Law. “Release” means any release, spill, emission, discharge, deposit, disposal, leaking, pumping, pouring, dumping, emptying, injection or leaching into the Environment.

(gg) Periodic Review of Costs of Environmental Compliance. In the ordinary course of its business, the Company reviews the effect of Environmental Laws on the business, operations and properties of the Company and its subsidiaries, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review and the amount of its established reserves, the Company has reasonably concluded that such associated costs and liabilities would not, individually or in the aggregate, be reasonably expected to result in a Material Adverse Change.

(hh) ERISA Compliance. Except as otherwise disclosed in the Offering Memorandum, the Company and its subsidiaries and any “employee benefit plan” (as defined under the Employee Retirement Income Security Act of 1974 (as amended, “ERISA,” which term, as used herein, includes the regulations and published interpretations thereunder) established or maintained by the Company, its subsidiaries or their ERISA Affiliates (as defined below) are in compliance in all material respects with ERISA. Neither the Company nor its ERISA Affiliates have an obligation to contribute to “multiemployer plan” (as defined in Section 4001 of ERISA). “ERISA Affiliate” means, with respect to the Company or a subsidiary, any member of any group of organizations described in Section 414 of the Internal Revenue Code of 1986 (as amended, the “Code,” which term, as used herein, includes the regulations and published interpretations thereunder) of which the Company or such subsidiary is a member. Except as otherwise disclosed in the Offering Memorandum or would not reasonably be expected to result in a Material Adverse Change, (x) no “reportable event” (as defined under ERISA) has occurred or is reasonably expected to occur with respect to any “employee benefit plan” established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates, (y) no “single employer plan” (as defined in Section 4001 of ERISA) established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates, if such “employee benefit plan” were terminated, would have any “amount of unfunded benefit liabilities” (as defined under ERISA), and (z) neither the Company, its subsidiaries nor any of their ERISA Affiliates has incurred or reasonably expects to incur any material liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “employee benefit plan” or (ii) Sections 412, 4971, 4975 or 4980B of the Code. Each “employee benefit plan” established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates that is intended to be qualified under Section 401 of the Code has obtained a favorable determination letter from the Internal Revenue Service as to the tax-qualified status of such plan and nothing has occurred, whether by action or failure to act, which would cause the loss of such qualification.

(ii) Compliance with Labor Laws. Except as otherwise disclosed in the Offering Memorandum or as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change, (i) there is (A) no unfair labor practice complaint pending or, to the best of the Company’s and Guarantors’ knowledge, threatened against the Company or any of its subsidiaries before the National Labor Relations Board, and no grievance or arbitration proceeding arising out of or under collective bargaining agreements pending, or to the best of the Company’s and Guarantors’ knowledge, threatened, against the Company or any of its subsidiaries, (B) no strike, labor dispute, slowdown or stoppage pending or, to the best of the Company’s and Guarantors’ knowledge, threatened against the Company or any of its subsidiaries and (C) no union representation question existing with respect to the employees of the Company or any of its subsidiaries and, to the best of the Company’s and Guarantors’ knowledge, no union organizing activities taking place and (ii) there has been no violation of any federal, state or local law relating to discrimination in hiring, promotion or pay of employees or of any applicable wage or hour laws.

(jj) Related Party Transactions. No relationship, direct or indirect, exists between or among any of the Company or any Affiliate of the Company, on the one hand, and any director, officer, member, shareholder, customer or supplier of the Company or any Affiliate of the Company, on the other hand, which is required by the Securities Act to be disclosed in a registration statement on Form S-1 which is not so disclosed in the Offering Memorandum. Except as otherwise disclosed in the Offering Memorandum, there are no outstanding loans, advances (except advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company or any Affiliate of the Company to or for the benefit of any of the executive officers (as defined in Rule 3b-7 under the Exchange Act) or directors of the Company or any Affiliate of the Company or any of their respective family members, to the extent so required to be disclosed in such Form S-1.

(kk) No Unlawful Payments. Neither the Company nor any of its subsidiaries, nor any director, officer or employee of the Company or any of its subsidiaries nor, to the knowledge of the Company and the Guarantors, any agent, Affiliate or other person associated with or acting on behalf of the Company or any of its subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made or taken an act in furtherance of an offer, promise or authorization of any direct or indirect unlawful payment or benefit to any foreign or domestic government official or employee, including of any government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended, or any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, or committed an offence under the Bribery Act 2010 of the United Kingdom, or any other applicable anti-bribery or anti-corruption law; or (iv) made, offered, agreed, requested or taken an act in furtherance of any unlawful bribe or other unlawful benefit, including, without limitation, any rebate, payoff, influence payment, kickback or other unlawful or improper payment or benefit. The Company, its subsidiaries and, to the knowledge of the Company and the Guarantors, its Affiliates have conducted their businesses in compliance with all applicable anti-bribery and anti-corruption laws and have instituted, maintain and enforce policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(ll) No Conflict with Money Laundering Laws. The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company and the Guarantors, threatened.

(mm) No Conflict with Sanctions Laws. Neither the Company nor any of its subsidiaries, directors, officers or employees, nor, to the knowledge of the Company and the Guarantors, any agent, Affiliate or other person associated with or acting on behalf of the Company or any of its subsidiaries (A) is currently the subject or the target of any sanctions administered or enforced by the U.S. government, (including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”) or the U.S. Department of State and including, without limitation, the designation as a “specially designated national” or “blocked person”), the United Nations Security Council (“UNSC”), the European Union, Her Majesty’s Treasury (“HMT”), or other relevant sanctions authority (collectively, “Sanctions”), nor is the Company or any of its subsidiaries located, organized or resident in a country or territory that is the subject or target of Sanctions, including, without limitation, the Crimea Region of Ukraine, Cuba, Iran, Libya, North Korea, Sudan or in any other country or territory, that, at the time of such funding, is the subject of Sanctions (each, a “Sanctioned Country”); (B) will directly or indirectly use the proceeds of the offering of the Securities hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity (i) to fund or facilitate any activities of or business with any person that, at the time of such funding or facilitation, is the subject or target of Sanctions, (ii) to fund or facilitate any activities of or business in any Sanctioned Country or (iii) in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as underwriter, initial purchaser, advisor, investor or otherwise) of Sanctions. The Company and its subsidiaries have not knowingly engaged in and are not now knowingly engaged in any dealings or transactions with any person that at the time of the dealing or transaction is or was the subject or the target of Sanctions or with any Sanctioned Country.

(nn) Regulation S. The Company, the Guarantors and their respective Affiliates and all persons acting on their behalf (other than the Initial Purchasers, as to whom the Company and the Guarantors make no representation) have complied with and will comply with the offering restrictions requirements of Regulation S in connection with the offering of the Securities outside the United States and, in connection therewith, the Offering Memorandum will contain the disclosure required by Rule 902. The Securities sold in reliance on Regulation S will be represented upon issuance by a temporary global security that may not be exchanged for definitive securities until the expiration of the 40-day restricted period referred to in Rule 903 of the Securities Act and only upon certification of beneficial ownership of such Securities by non-U.S. persons or U.S. persons who purchased such Securities in transactions that were exempt from the registration requirements of the Securities Act.

(oo) No Restrictions on Subsidiaries. Except as disclosed in the Offering Memorandum, no subsidiary of the Company or the Guarantors is currently prohibited or, as of the Effective Date, will be prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from paying any dividends to the Company or the Guarantors or any of their respective subsidiaries, as applicable, or from making any other distribution on its capital stock, from repaying to the Company, the Guarantors or any of their respective subsidiaries any loans or advances to it from the Company, the Guarantors, or any of their respective subsidiaries or from transferring any of its properties or assets to the Company or the Guarantors, as applicable.

Any certificate signed by an officer of the Company or any Guarantor and delivered to the Initial Purchasers or to counsel for the Initial Purchasers shall be deemed to be a representation and warranty by the Company or such Guarantor to each Initial Purchaser as to the matters set forth therein.

Section 2. Purchase, Sale and Delivery of the Notes.

(a) The Notes. The Company agrees to issue and sell to the Initial Purchasers, severally and not jointly, all of the Notes, and subject to the conditions set forth herein, the Initial Purchasers agree, severally and not jointly, to purchase from the Company the aggregate principal amount of Notes set forth opposite their names on Schedule A, at a purchase price of 98.75% of the principal amount thereof payable on the Closing Date, in each case, on the basis of the representations, warranties and agreements herein contained, and upon the terms herein set forth.

(b) The Closing Date. Delivery of certificates for the Notes in definitive form to be purchased by the Initial Purchasers and payment therefor shall be made at the offices of Davis Polk & Wardwell, LLP, 450 Lexington Avenue, New York, New York 10017 (or such other place as may be agreed to by the Company and Merrill Lynch) at 9:00 a.m. New York City time, on June 1, 2015 or such other time and date as Merrill Lynch shall designate by notice to the Company (the time and date of such closing are called the “Closing Date”). The Company hereby acknowledges that circumstances under which Merrill Lynch may provide notice to postpone the Closing Date as originally scheduled include, but are in no way limited to, any determination by the Company or the Initial Purchasers to recirculate to investors copies of an amended or supplemented Offering Memorandum or a delay as contemplated by the provisions of Section 17 hereof.

(c) Delivery of the Notes. The Company shall deliver, or cause to be delivered, to Merrill Lynch for the accounts of the several Initial Purchasers certificates for the Notes at the Closing Date against the irrevocable release of a wire transfer of immediately available funds for the amount of the purchase price therefor. The certificates for the Notes shall be in such denominations and registered in the name of Cede & Co., as nominee of the Depositary, pursuant to the DTC Agreement, and shall be made available for inspection on the business day preceding the Closing Date at a location in New York City, as Merrill Lynch may designate. Time shall be of the essence, and delivery at the time and place specified in this Agreement is a further condition to the obligations of the Initial Purchasers.

(d) Initial Purchasers as Qualified Institutional Buyers. Each Initial Purchaser severally and not jointly represents and warrants to, and agrees with, the Company that:

(i) it will offer and sell Notes only to (a) persons whom it reasonably believes are “qualified institutional buyers” (“QIBs”) within the meaning of Rule 144A in transactions meeting the requirements of Rule 144A or (b) upon the terms and conditions set forth in Annex I to this Agreement;

(ii) it is an institutional “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act; and

(iii) it will not offer or sell Notes by, any form of general solicitation or general advertising, including but not limited to the methods described in Rule 502(c) under the Securities Act.

Section 3. Additional Covenants. Each of the Company and, upon execution and delivery of the Joinder Agreement, each of the Guarantors, jointly and severally with the Company, further covenants and agrees with each Initial Purchaser as follows:

(a) Preparation of Final Offering Memorandum; Initial Purchasers’ Review of Proposed Amendments and Supplements and Company Additional Written Communications. As promptly as practicable following the Time of Sale and in any event not later than the second business day following the date hereof, the Company will prepare and deliver to the Initial Purchasers the Final Offering Memorandum, which shall consist of the Preliminary Offering Memorandum as modified only by the information contained in the Pricing Supplement. The Company will not amend or supplement the Preliminary Offering Memorandum or the Pricing Supplement without the prior consent of the Representative. The Company will not amend or supplement the Final Offering Memorandum prior to the Closing Date unless the Representative shall previously have been furnished a copy of the proposed amendment or supplement at least two business days prior to the proposed use or filing, and shall not have reasonably objected in writing to such amendment or supplement. Before using, authorizing, approving or distributing any Company Additional Written Communication, the

Company and the Guarantors will furnish to the Representative a copy of such written communication for review and will not use, authorize, approve or distribute any such written communication to which the Representative reasonably objects in writing.

(b) Amendments and Supplements to the Final Offering Memorandum and Other Securities Act Matters. If at any time prior to the Closing Date (i) any event shall occur or condition shall exist as a result of which any of the Pricing Disclosure Package as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (ii) it is necessary to amend or supplement any of the Pricing Disclosure Package to comply with law, the Company and the Guarantors will immediately notify the Initial Purchasers thereof and forthwith prepare and (subject to Section 3(a) hereof) furnish to the Initial Purchasers such amendments or supplements to any of the Pricing Disclosure Package as may be necessary so that the statements in any of the Pricing Disclosure Package as so amended or supplemented will not, in the light of the circumstances under which they were made, be misleading or so that any of the Pricing Disclosure Package will comply with all applicable law. If, prior to the completion of the placement of the Securities by the Initial Purchasers with the Subsequent Purchasers, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Final Offering Memorandum, as then amended or supplemented, in order to make the statements therein, in the light of the circumstances when the Final Offering Memorandum is delivered to a Subsequent Purchaser, not misleading, or if in the reasonable judgment of the Representative or counsel for the Initial Purchasers it is otherwise necessary to amend or supplement the Final Offering Memorandum to comply with law, the Company and the Guarantors agree to promptly prepare (subject to Section 3(a) hereof) and furnish at its own expense to the Initial Purchasers, amendments or supplements to the Final Offering Memorandum so that the statements in the Final Offering Memorandum as so amended or supplemented will not, in the light of the circumstances at the Closing Date and at the time of sale of Securities, be misleading or so that the Final Offering Memorandum, as amended or supplemented, will comply with all applicable law.

The Company hereby expressly acknowledges that the indemnification and contribution provisions of Sections 8 and 9 hereof are specifically applicable and relate to each offering memorandum, registration statement, prospectus, amendment or supplement referred to in this Section 3.

(c) Copies of the Offering Memorandum. The Company agrees to furnish the Initial Purchasers, without charge, as many copies of the Pricing Disclosure Package and the Final Offering Memorandum and any amendments and supplements thereto as they shall reasonably request.

(d) Blue Sky Compliance. Each of the Company and the Guarantors shall cooperate with the Representative and counsel for the Initial Purchasers to qualify or register (or to obtain exemptions from qualifying or registering) all or any part of the Securities for offer and sale under the securities laws of the several states of the United States, the provinces of Canada or any other jurisdictions mutually acceptable to the Company and the Representative, shall comply with such laws and shall continue such qualifications, registrations and exemptions in effect so long as required for the distribution of the Securities. None of the Company or any of the

Guarantors shall be required to qualify as a foreign corporation or other entity or to take any action that would subject it to general service of process in any such jurisdiction where it is not presently qualified or where it would be subject to taxation as a foreign corporation. The Company will advise the Representative promptly of the suspension of the qualification or registration of (or any such exemption relating to) the Securities for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, each of the Company and the Guarantors shall use its best efforts to obtain the withdrawal thereof.

(e) Use of Proceeds. The Company shall apply the net proceeds from the sale of the Notes sold by it in the manner described under the caption “Use of Proceeds” in the Pricing Disclosure Package.

(f) The Depositary. The Company will cooperate with the Initial Purchasers and use its best efforts to permit the Securities to be eligible for clearance and settlement through the facilities of the Depositary.

(g) Additional Issuer Information. At any time when the Company is not subject to Section 13 or 15 of the Exchange Act, for the benefit of holders and beneficial owners from time to time of the Securities, the Company shall furnish, at its expense, upon request, to holders and beneficial owners of Securities and prospective purchasers of Securities information (“Additional Issuer Information”) satisfying the requirements of Rule 144A(d) for so long as the notes are subject to resale restrictions under Rule 144 under the Securities Act. After the Effective Date and prior to the completion of the placement of the Securities by the Initial Purchasers with the Subsequent Purchasers, the Company shall file, on a timely basis, with the Commission all reports and documents required to be filed under Section 13 or 15 of the Exchange Act.

(h) Agreement Not To Offer or Sell Additional Securities. During the period of 90 days following the date hereof, the Company will not, without the prior written consent of Merrill Lynch (which consent may be withheld at the sole discretion of Merrill Lynch), directly or indirectly, sell, offer, contract or grant any option to sell, pledge, transfer or establish an open “put equivalent position” within the meaning of Rule 16a-1 under the Exchange Act, or otherwise dispose of or transfer, or announce the offering of, or file any registration statement under the Securities Act in respect of, any debt securities of the Company or securities exchangeable for or convertible into such debt securities of the Company (other than as contemplated by this Agreement), it being acknowledged and agreed that the Credit Facilities shall not be deemed to cover any such debt securities.

(i) Future Reports to the Initial Purchasers. At any time when the Company is not subject to Section 13 or 15 of the Exchange Act and any Securities remain outstanding, the Company will furnish to the Representative and, upon request, to each of the other Initial Purchasers: (i) as soon as practicable after completion of any Annual Report of the Company containing the balance sheet of the Company as of the close of each fiscal year and statements of income, shareholders’ equity and cash flows for the year then ended and the opinion thereon of the Company’s independent public or certified public accountants, copies of such Annual Report; (ii) as soon as practicable after completion of any proxy statement, Annual Report on

Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K or other report filed by the Company with the Commission, the Financial Industry Regulatory Authority (“FINRA”) or any securities exchange, copies thereof; and (iii) as soon as available, copies of any report or communication of the Company mailed generally to holders of its capital stock or debt securities (including the holders of the Securities), if, in each case, such documents are not filed with the Commission within the time periods specified by the Commission’s rules and regulations under Section 13 or 15 of the Exchange Act.

(j) No Integration. The Company agrees that it will not and will cause its Affiliates not to make any offer or sale of securities of the Company or any of its Affiliates of any class if, as a result of the doctrine of “integration” referred to in Rule 502 under the Securities Act, such offer or sale would render invalid (for the purpose of (i) the sale of the Securities by the Company to the Initial Purchasers, (ii) the resale of the Securities by the Initial Purchasers to Subsequent Purchasers or (iii) the resale of the Securities by such Subsequent Purchasers to others) the exemption from the registration requirements of the Securities Act provided by Section 4(a)(2) thereof or by Rule 144A or by Regulation S thereunder or otherwise.

(k) No General Solicitation or Directed Selling Efforts. The Company agrees that it will not and will not permit any of its Affiliates or any other person acting on its or their behalf (other than the Initial Purchasers, as to which no covenant is given) to (i) solicit offers for, or offer or sell, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act or (ii) engage in any directed selling efforts with respect to the Securities within the meaning of Regulation S, and the Company will and will cause all such persons to comply in all material respects with the offering restrictions requirement of Regulation S with respect to the Securities.

(l) No Restricted Resales. During the one-year period following the Effective Date, the Company will not, and will not permit any of its Affiliates (as defined in Rule 144 under the Securities Act) to, resell any of the Notes that have been reacquired by any of them other than pursuant to an effective registration statement under the Securities Act.

(m) Legended Securities. Each certificate for a Security will bear the legend substantially in the form contained in “Transfer Restrictions” in the Preliminary Offering Memorandum for the time period and upon the other terms stated in the Preliminary Offering Memorandum.

(n) Escrow of Proceeds. On the Closing Date, the Company will deposit or cause to be deposited with the Escrow Agent an amount in cash, which, together with the net proceeds of the offering of the Notes deposited by the Initial Purchase hereof and the Escrow Agreement, is sufficient to redeem the Notes at the Special Redemption Price on July 9, 2015, pursuant to the terms of the Escrow Agreement.

(o) Effective Date Documentation. On the Effective Date, the Company and the Guarantors shall satisfy the following:

(i) Opinions. The Representative shall have received on the Effective Date an opinion of Bryan Cave LLP, counsel for the Company and the Guarantors, dated the Effective Date, addressed to the Purchasers, to the effect set forth in Exhibit D-1 and an opinion of Mark S. LaVigne, Vice President, Chief Operating Officer & Secretary of the Company dated the Effective Date, addressed to the Purchasers, to the effect set forth in Exhibit D-2 and any additional local counsel opinions with respect to the Guarantors as the Representative may reasonably request.

(ii) Joinder Agreement and Supplemental Agreement. The Representative shall have received a fully executed copy of each of the Joinder Agreement dated the Effective Date in the form attached as Exhibit B hereto, and the Supplemental Indenture;

(iii) Consummation of the Transactions. The Note Transactions, the Credit Transactions and the Spin-Off Transactions shall have been consummated on substantially the same terms and conditions described in the Pricing Disclosure Package;

(iv) Escrow Certificate. The Representative shall have received a fully executed copy of the Escrow Certificate, dated as of the Effective Date, in the form attached to the Escrow Agreement;

(v) Other Documents. The Representative shall have been furnished with such further certificates and documents confirming the representations and warranties, covenants and conditions in connection with the release of the Escrowed Property and related matters as the Representative may reasonably have requested.

The Representative on behalf of the several Initial Purchasers, may, in their sole discretion, waive in writing the performance by the Company or any Guarantor of any one or more of the foregoing covenants or extend the time for their performance.

Section 4. Payment of Expenses. Each of the Company and the Guarantors agrees to pay all costs, fees and expenses incurred in connection with the performance of its obligations hereunder and in connection with the transactions contemplated hereby, including, without limitation, (i) all expenses incident to the issuance and delivery of the Securities (including all printing and engraving costs), (ii) all necessary issue, transfer and other stamp taxes in connection with the issuance and sale of the Securities to the Initial Purchasers, (iii) all fees and expenses of the Company’s and the Guarantors’ counsel, independent public or certified public accountants and other advisors, (iv) all costs and expenses incurred in connection with the preparation, printing, filing, shipping and distribution of the Pricing Disclosure Package and the Final Offering Memorandum (including financial statements and exhibits), and all amendments and supplements thereto, and the Transaction Documents, (v) all filing fees, attorneys’ fees and expenses incurred by the Company and the Guarantors, and all filing fees, reasonable and documented attorneys’ fees and expenses incurred by the Initial Purchasers (which attorneys’ fees and expenses shall not exceed $10,000), in connection with qualifying or registering (or obtaining exemptions from the qualification or registration of) all or any part of the Securities for offer and sale under the securities laws of the several states of the United States, the provinces of Canada or other jurisdictions mutually acceptable to the Company and the Initial Purchasers (including, without limitation, the cost of preparing, printing and mailing preliminary and final blue sky or legal investment memoranda and any related supplements to the Pricing Disclosure Package or the Final Offering Memorandum, (vi) the fees and expenses of the Trustee, including the fees and disbursements of counsel for the Trustee in connection with the Indenture, the Security Documents and the Securities, (vii) any fees payable in connection with the rating of the Securities with the ratings agencies, (viii) any filing fees incident to, and any reasonable fees and disbursements of counsel to the Initial Purchasers in connection with the review by FINRA, if any, of the terms of the sale of the Securities, (ix) the fees and expenses of the Escrow Agent under the Escrow Agreement and all fees and expenses associated with the grant or perfection of the security interests and liens to be obtained under the Escrow Agreement including, without limitation, the preparation of the Escrow Agreement and the other documents required thereunder in connection therewith and all lien search and filing fees in connection with perfecting the security interest in the Escrow Collateral, (x) all fees and expenses (including reasonable fees and expenses of counsel) of the Company and the Guarantors in connection with approval of the Securities by the Depositary for “book-entry” transfer, and the performance by the Company and the Guarantors of their respective other obligations under this Agreement and (xi) all reasonable and documented expenses incident to the “road show” for the offering of the Securities, including the cost of any chartered airplane or other transportation, if agreed to by the Company in advance. Except as provided in this Section 4 and Sections 6, 8 and 9 hereof, the Initial Purchasers shall pay their own expenses, including the fees and disbursements of their counsel.

Section 5. Conditions of the Obligations of the Initial Purchasers. The obligations of the several Initial Purchasers to purchase and pay for the Securities as provided herein on the Closing Date shall be subject to the accuracy of the representations and warranties on the part of the Company set forth in Section 1 hereof as of the date hereof and as of the Closing Date as though then made and to the timely performance by the Company of its covenants and other obligations hereunder, and to each of the following additional conditions:

(a) Accountants’ Comfort Letter. On the date hereof, the Initial Purchasers shall have received from PricewaterhouseCoopers LLP, the independent registered public accounting firm for the Company, a “comfort letter” dated the date hereof addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Representative, covering the financial information in the Pricing Disclosure Package and other customary matters. In addition, on the Closing Date, the Initial Purchasers shall have received from such accountants a “bring-down comfort letter” dated the Closing Date addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Representative, in the form of the “comfort letter” delivered on the date hereof, except that (i) it shall cover the financial information in the Final Offering Memorandum and any amendment or supplement thereto and (ii) procedures shall be brought down to a date no more than 3 days prior to the Closing Date.

(b) No Material Adverse Change or Ratings Agency Change. For the period from and after the date of this Agreement and prior to the Closing Date:

(i) in the judgment of the Representative there shall not have occurred any Material Adverse Change; and

(ii) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded the Company or any of its subsidiaries or any of their securities or indebtedness by any “nationally recognized statistical rating organization” registered under Section 3(a)(62) of the Exchange Act.

(c) Opinion and 10b-5 Statement of Outside Counsel for the Company. On the Closing Date the Initial Purchasers shall have received the favorable opinion of Bryan Cave LLP, counsel for the Company, dated as of such Closing Date, the form of which is attached as Exhibit C-1.

(d) Opinion and 10b-5 Statement of General Counsel for the Company. On the Closing Date the Initial Purchasers shall have received the favorable opinion of Mark S. LaVigne, Vice President, General Counsel and Secretary of Energizer Holdings and Vice President, Chief Operating Officer and Secretary for the Company, dated as of such Closing Date, the form of which is attached as Exhibit C-2.

(e) Opinion and 10b-5 Statement of Counsel for the Initial Purchasers. On the Closing Date the Initial Purchasers shall have received the favorable opinion of Davis Polk & Wardwell LLP, counsel for the Initial Purchasers, dated as of such Closing Date, with respect to such matters as may be reasonably requested by the Initial Purchasers.

(f) Officers’ Certificate. On the Closing Date, the Initial Purchasers shall have received a written certificate executed by the Chairman of the Board, Chief Executive Officer or President of the Company and the Chief Financial Officer or Treasurer of the Company, dated as of the Closing Date, in the name and on behalf of the Company, and not in their individual capacities, to the effect set forth in Section 5(b)(ii) hereof, and further to the effect that:

(i) for the period from and after the date of this Agreement and prior to the Closing Date there has not occurred any Material Adverse Change;

(ii) the representations and warranties of the Company set forth in Section 1 hereof were true and correct in all material respects as of the date hereof and are true and correct in all material respects as of the Closing Date (or in the case of representations and warranties that are qualified by materiality or Material Adverse Change, were true and correct) with the same force and effect as though expressly made on and as of the Closing Date; and

(iii) the Company has complied in all material respects with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date.

(g) Indenture. The Company shall have executed and delivered the Indenture, in form and substance reasonably satisfactory to the Initial Purchasers, and the Initial Purchasers shall have received executed copies thereof.

(h) Escrow Agreement. On or prior to the Closing Date, the Escrow Agreement shall have been entered into by the parties thereto in form and substance reasonably satisfactory to the Initial Purchasers and the Initial Purchasers shall have received executed copies thereof.

(i) Additional Documents. On or before the Closing Date, the Initial Purchasers and counsel for the Initial Purchasers shall have received such information, documents and opinions as they may reasonably require for the purposes of enabling them to pass upon the issuance and sale of the Securities as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained.

If any condition specified in this Section 5 is not satisfied when and as required to be satisfied, this Agreement may be terminated by the Representative by notice to the Company at any time on or prior to the Closing Date, which termination shall be without liability on the part of any party to any other party, except that Sections 4, 6, 8 and 9 hereof shall at all times be effective and shall survive such termination.

Section 6. Reimbursement of Initial Purchasers’ Expenses. If this Agreement is terminated by the Representative pursuant to Section 5 or clauses (i), (iv) or (v) of Section 10 hereof, including if the sale to the Initial Purchasers of the Securities on the Closing Date is not consummated because of any refusal, inability or failure on the part of the Company to perform any agreement herein or to comply with any provision hereof, the Company agrees to reimburse the Initial Purchasers, severally, upon demand for all out-of-pocket expenses that shall have been reasonably incurred and documented by the Initial Purchasers in connection with the proposed purchase and the offering and sale of the Securities, including, without limitation, fees and disbursements of counsel, printing expenses, travel expenses, postage, facsimile and telephone charges.

Section 7. Offer, Sale and Resale Procedures. Each of the Initial Purchasers, on the one hand, and the Company and each of the Guarantors, on the other hand, hereby agree to observe the following procedures in connection with the offer and sale of the Securities:

(a) Offers and sales of the Securities will be made only by the Initial Purchasers or Affiliates thereof qualified to do so in the jurisdictions in which such offers or sales are made. Each such offer or sale shall only be made to persons whom the offeror or seller reasonably believes to be QIBs or non-U.S. persons outside the United States to whom the offeror or seller reasonably believes offers and sales of the Securities may be made in reliance upon Regulation S upon the terms and conditions set forth in Annex I hereto, which Annex I is hereby expressly made a part hereof.

(b) No general solicitation or general advertising (within the meaning of Rule 502 under the Securities Act) will be used in the United States in connection with the offering of the Securities.

(c) Upon original issuance by the Company, and until such time as the same is no longer required under the applicable requirements of the Securities Act, the Securities shall bear the legend set forth under the caption “Notice of Investors” in the Preliminary Offering Memorandum.

Following the sale of the Securities by the Initial Purchasers to Subsequent Purchasers pursuant to the terms hereof, the Initial Purchasers shall not be liable or responsible to the Company for any losses, damages or liabilities suffered or incurred by the Company, including any losses, damages or liabilities under the Securities Act, arising from or relating to any resale or transfer of any Security.

Section 8. Indemnification.

(a) Indemnification of the Initial Purchasers. Each of the Company and, upon execution and delivery of the Joinder Agreement, each of the Guarantors, jointly and severally with the Company, agrees to indemnify and hold harmless each Initial Purchaser, its Affiliates, directors, officers and employees, and each person, if any, who controls any Initial Purchaser within the meaning of the Securities Act and the Exchange Act against any loss, claim, damage, liability or documented expense, as incurred, to which such Initial Purchaser, Affiliate, director, officer, employee or controlling person may become subject, under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based: upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum, the Pricing Supplement, any Company Additional Written Communication or the Final Offering Memorandum (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading and to reimburse each Initial Purchaser and each such Affiliate, director, officer, employee or controlling person for any and all expenses (including the fees and disbursements of one firm of counsel chosen by Merrill Lynch in addition to local counsels, as provided in Section 8(c))) as such expenses are reasonably incurred by such Initial Purchaser or such Affiliate, director, officer, employee or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the foregoing indemnity agreement shall not apply, with respect to an Initial Purchaser, to any loss, claim, damage, liability or expense to the extent, but only to the extent, arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Initial Purchaser through the Representative expressly for use in the Preliminary Offering Memorandum, the Pricing Supplement, any Company Additional Written Communication or the Final Offering Memorandum (or any amendment or supplement thereto). The indemnity agreement set forth in this Section 8(a) shall be in addition to any liabilities that the Company may otherwise have.

(b) Indemnification of the Company and the Guarantors. Each Initial Purchaser agrees, severally and not jointly, to indemnify and hold harmless the Company, and, upon execution and delivery of the Joinder Agreement, each of the Guarantors, each of their respective directors, officers and employees and each person, if any, who controls the Company or any

Guarantor within the meaning of the Securities Act or the Exchange Act, against any loss, claim, damage, liability or expense, as incurred, to which the Company, any Guarantor or any such director, officer, employee or controlling person may become subject, under the Securities Act, the Exchange Act, or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Initial Purchaser), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum, the Pricing Supplement, any Company Additional Written Communication or the Final Offering Memorandum (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Preliminary Offering Memorandum, the Pricing Supplement, any Company Additional Written Communication or the Final Offering Memorandum (or any amendment or supplement thereto), in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Initial Purchaser through the Representative expressly for use therein; and to reimburse the Company, any Guarantor and each such director, officer, employee or controlling person for any and all expenses (including the fees and disbursements of one firm of counsel, in addition to local and special counsels, as provided in Section 8(c)) as such expenses are reasonably incurred by the Company, any Guarantor or such director, officer, employee or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. Each of the Company and the Guarantors hereby acknowledges that the only information that the Initial Purchasers through the Representative have furnished to the Company expressly for use in the Preliminary Offering Memorandum, the Pricing Supplement, any Company Additional Written Communication or the Final Offering Memorandum (or any amendment or supplement thereto) are the statements set forth in paragraph four, the second sentence of paragraph five, the third sentence of paragraph six and paragraph nine under the caption “Plan of Distribution” in the Preliminary Offering Memorandum and the Final Offering Memorandum. The indemnity agreement set forth in this Section 8(b) shall be in addition to any liabilities that each Initial Purchaser may otherwise have.

(c) Notifications and Other Indemnification Procedures. Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; provided that the failure to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party under this Section 8 except to the extent that it has been materially prejudiced by such failure (through the forfeiture of substantive rights and defenses) and shall not relieve the indemnifying party from any liability that the indemnifying party may have to an indemnified party other than under this Section 8. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in and, to the extent that it shall elect, jointly with all other indemnifying parties similarly notified, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of such indemnifying party’s election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof (other than the reasonable costs of investigation) unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the immediately preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (together with local counsel (in each jurisdiction)), which shall be selected by Merrill Lynch (in the case of counsel representing the Initial Purchasers or their related persons), representing the indemnified parties who are parties to such action) or (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party.

(d) Settlements. The indemnifying party under this Section 8 shall not be liable for any settlement of any proceeding effected without its written consent, which will not be unreasonably withheld, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by this Section 8, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 60 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall have received notice of such terms of settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request or disputed in good faith the indemnified party’s entitlement to such reimbursement prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, which shall not be unreasonably withheld, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent (i) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding and (ii) does not include any statements as to or any findings of fault, culpability or failure to act by or on behalf of any indemnified party.

Section 9. Contribution. If the indemnification provided for in Section 8 hereof is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to therein (other than due to the failure to provide timely notice as provided therein), then each indemnifying party shall contribute to the aggregate amount paid or payable by such indemnified party, as incurred, as a result of any losses, claims, damages, liabilities or expenses referred to therein (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company, and the total discount received by the Initial Purchasers bear to the aggregate initial offering price of the Securities. The relative fault of the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company and the Guarantors, on the one hand, or the Initial Purchasers, on the other hand, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission or inaccuracy.

The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 8 hereof, any legal or other fees or documented expenses reasonably incurred and documented by such party in connection with investigating or defending any action or claim. The provisions set forth in Section 8 hereof with respect to notice of commencement of any action shall apply if a claim for contribution is to be made under this Section 9; provided, however, that no additional notice shall be required with respect to any action for which notice has been given under Section 8 hereof for purposes of indemnification.

The Company and the Initial Purchasers and, upon execution and delivery of the Joinder Agreement, each of the Guarantors, agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 9.

Notwithstanding the provisions of this Section 9, no Initial Purchaser shall be required to contribute any amount in excess of the discount received by such Initial Purchaser in connection with the Securities distributed by it. No person guilty of fraudulent misrepresentation (within the meaning of Section 11 of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers’ obligations to contribute pursuant to this Section 9 are several, and not joint, in proportion to their respective commitments as set forth opposite their names in Schedule A. For purposes of this Section 9, each Affiliate, director, officer and employee of an Initial Purchaser and each person, if any, who controls an Initial Purchaser within the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as such Initial Purchaser, and each director of the Company or any Guarantor, and each person, if any, who controls the Company or any Guarantor with the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as the Company and the Guarantors. For the avoidance of doubt, the Guarantors are not entitled to any rights or benefits under Section 8 or this Section 9 prior to their execution of the Joinder Agreement

Section 10. Termination of this Agreement. Prior to the Closing Date, this Agreement may be terminated by the Representative by notice given to the Company if at any time: (i) trading or quotation in any of the Company’s or Energizer Holdings’ securities shall have been suspended or limited by the Commission or by the New York Stock Exchange (the “NYSE”), or trading in securities generally on either the Nasdaq Stock Market or the NYSE shall have been suspended or limited, or minimum or maximum prices shall have been generally established on any of such quotation system or stock exchange by the Commission or FINRA; (ii) a general banking moratorium shall have been declared by any of federal, New York or Missouri authorities; (iii) there shall have occurred any outbreak or escalation of national or international hostilities or any crisis or calamity, or any change in the United States or international financial markets, or any substantial change or development involving a prospective substantial change in United States’ or international political, financial or economic conditions, as in the judgment of the Representative is material and adverse and makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities in the manner and on the terms described in the Pricing Disclosure Package or to enforce contracts for the sale of securities; (iv) in the judgment of the Representative there shall have occurred any Material Adverse Change; or (v) the Company shall have sustained a loss by strike, fire, flood, earthquake, accident or other calamity of such character as in the judgment of the Representative may interfere materially with the conduct of the business and operations of the Company regardless of whether or not such loss shall have been insured. Any termination pursuant to this Section 10 shall be without liability on the part of (i) the Company or any Guarantor to any Initial Purchaser, except that the Company and the Guarantors shall be obligated to reimburse the expenses of the Initial Purchasers pursuant to Sections 4 and 6 hereof, (ii) any Initial Purchaser to the Company, or (iii) any party hereto to any other party except that the provisions of Sections 8 and 9 hereof shall at all times be effective and shall survive such termination.

Section 11. Representations and Indemnities to Survive Delivery. The respective indemnities, agreements, representations, warranties and other statements of the Company, the Guarantors, their respective officers and the several Initial Purchasers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Initial Purchaser, the Company, any Guarantor or any of their partners, officers or directors or any controlling person, as the case may be, and will survive delivery of and payment for the Securities sold hereunder and any termination of this Agreement.

Section 12. Notices. All communications hereunder shall be in writing and shall be mailed, hand delivered, couriered or facsimiled and confirmed to the parties hereto as follows:

If to the Initial Purchasers:

Merrill Lynch, Pierce, Fenner & Smith

  Incorporated

One Bryant Park

New York, New York 10036

Facsimile: (212) 901-7867

Attention: Legal Department

with a copy to:

Davis Polk & Wardwell LLP

450 Lexington Avenue

New York, New York 10017

Facsimile: (212) 701-5800

Attention: Michael Kaplan

If to the Company or the Guarantors:

Energizer SpinCo, Inc.

553 Maryville University Drive

St. Louis, Missouri 63141

Facsimile: (314) 985-2258

Attention: General Counsel

with a copy to:

Bryan Cave LLP

One Metropolitan Square

21 North Broadway, Suite 3600

St. Louis, Missouri 63102

Facsimile: (314) 552-8149

Attention: R. Randall Wang

Any party hereto may change the address or facsimile number for receipt of communications by giving written notice to the others.

Section 13. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto, and to the benefit of the indemnified parties referred to in Sections 8 and 9 hereof, and in each case their respective successors, and no other person will have any right or obligation hereunder. The term “successors” shall not include any Subsequent Purchaser or other purchaser of the Securities as such from any of the Initial Purchasers merely by reason of such purchase.

Section 14. Authority of the Representative. Any action by the Initial Purchasers hereunder may be taken by the Representative on behalf of the Initial Purchasers, and any such action taken by the Representative shall be binding upon the Initial Purchasers.

Section 15. Partial Unenforceability. The invalidity or unenforceability of any section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other section, paragraph or provision hereof. If any section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

Section 16. Governing Law Provisions. THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SUCH STATE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THEREOF.

(a) Consent to Jurisdiction. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby (“Related Proceedings”) may be instituted in the federal courts of the United States of America located in the City and County of New York or the courts of the State of New York in each case located in the City and County of New York (collectively, the “Specified Courts”), and each party irrevocably submits to the exclusive jurisdiction (except for suits, actions, or proceedings instituted in regard to the enforcement of a judgment of any Specified Court in a Related Proceeding, as to which such jurisdiction is non-exclusive) of the Specified Courts in any Related Proceeding. Service of any process, summons, notice or document by mail to such party’s address set forth above shall be effective service of process for any Related Proceeding brought in any Specified Court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any Specified Proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any Specified Court that any Related Proceeding brought in any Specified Court has been brought in an inconvenient forum.

(b) Waiver of Jury Trial. The Company and each Guarantor hereby irrevocably waive, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

Section 17. Default of One or More of the Several Initial Purchasers. If any one or more of the several Initial Purchasers shall fail or refuse to purchase Securities that it or they have agreed to purchase hereunder on the Closing Date, and the aggregate number of Securities which such defaulting Initial Purchaser or Initial Purchasers agreed but failed or refused to purchase does not exceed 10% of the aggregate number of the Securities to be purchased on such date, the other Initial Purchasers shall be obligated, severally, in the proportions that the number of Securities set forth opposite their respective names on Schedule A bears to the aggregate number of Securities set forth opposite the names of all such non-defaulting Initial Purchasers, or in such other proportions as may be specified by the Initial Purchasers with the consent of the non-defaulting Initial Purchasers, to purchase the Securities which such defaulting Initial Purchaser or Initial Purchasers agreed but failed or refused to purchase on the Closing Date. If any one or more of the Initial Purchasers shall fail or refuse to purchase Securities and the aggregate number of Securities with respect to which such default occurs exceeds 10% of the aggregate number of Securities to be purchased on the Closing Date, and arrangements satisfactory to the Initial Purchasers and the Company for the purchase of such Securities are not made within 48 hours after such default, this Agreement shall terminate without liability of any party to any other party except that the provisions of Sections 4, 6, 8 and 9 hereof shall at all times be effective and shall survive such termination. In any such case either the Initial Purchasers or the Company shall have the right to postpone the Closing Date, as the case may be, but in no event for longer than seven days in order that the required changes, if any, to the Final Offering Memorandum or any other documents or arrangements may be effected.

As used in this Agreement, the term “Initial Purchaser” shall be deemed to include any person substituted for a defaulting Initial Purchaser under this Section 17. Any action taken under this Section 17 shall not relieve any defaulting Initial Purchaser from liability in respect of any default of such Initial Purchaser under this Agreement.

Section 18. No Advisory or Fiduciary Responsibility. Each of the Company and the Guarantors acknowledges and agrees that: (i) the purchase and sale of the Securities pursuant to this Agreement, including the determination of the offering price of the Securities and any related discounts and commissions, is an arm’s-length commercial transaction between the Company and the Guarantors, on the one hand, and the several Initial Purchasers, on the other hand, and the Company and the Guarantors are capable of evaluating and understanding and understand and accept the terms, risks and conditions of the transactions contemplated by this Agreement; (ii) in connection with each transaction contemplated hereby and the process leading to such transaction each Initial Purchaser is and has been acting solely as a principal and is not the agent or fiduciary of the Company, the Guarantors or their respective Affiliates, stockholders, creditors or employees or any other party; (iii) no Initial Purchaser has assumed or will assume an advisory or fiduciary responsibility in favor of the Company and the Guarantors with respect to any of the transactions contemplated hereby or the process leading thereto (irrespective of whether such Initial Purchaser has advised or is currently advising the Company and the Guarantors on other matters) or any other obligation to the Company and the Guarantors except the obligations expressly set forth in this Agreement; (iv) the several Initial Purchasers and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company and the Guarantors, and the several Initial Purchasers have no obligation to disclose any of such interests by virtue of any fiduciary or advisory relationship; and (v) the Initial Purchasers have not provided any legal, accounting, regulatory or tax advice with respect to the offering contemplated hereby, and the Company and the Guarantors have consulted their own legal, accounting, regulatory and tax advisors to the extent they deemed appropriate.

This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company, the Guarantors and the several Initial Purchasers, or any of them, with respect to the subject matter hereof. The Company and the Guarantors hereby waive and release, to the fullest extent permitted by law, any claims that the Company and the Guarantors may have against the several Initial Purchasers with respect to any breach or alleged breach of fiduciary duty.

Section 19. General Provisions. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by telecopier, facsimile or other electronic transmission (i.e., a “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart thereof. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. The section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Company the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

Very truly yours,

ENERGIZER SPINCO, INC.

By:	/s/ Mark S. LaVigne
Name:	Mark S. LaVigne
Title:	Vice President, Chief Operating Officer & Secretary

The foregoing Purchase Agreement is hereby confirmed and accepted by the Initial Purchasers as of the date first above written.

MERRILL LYNCH, PIERCE, FENNER & SMITH

  INCORPORATED

Acting on behalf of itself and as the Representative of the several Initial Purchasers

MERRILL LYNCH, PIERCE, FENNER & SMITH

  INCORPORATED

By:	/s/ Adam Cady
	Name:	Adam Cady
	Title:	Managing Director

SCHEDULE A

Initial Purchasers	Aggregate Principal Amount of Securities to be Purchased
Merrill Lynch, Pierce, Fenner & Smith Incorporated	$193,620,000

J.P. Morgan Securities LLC	90,300,000

Citigroup Global Markets Inc.	90,300,000

Goldman, Sachs & Co.	90,300,000

Mitsubishi UFJ Securities (USA), Inc.	90,300,000

Credit Suisse Securities (USA) LLC	45,180,000

Total	$600,000,000

SCHEDULE B

Guarantors

Name	Jurisdiction

Energizer, LLC	All Delaware

Energizer Manufacturing, Inc.

Energizer Brands, LLC

Energizer International, Inc.

Energizer Investment Company

EXHIBIT A

Pricing Supplement

PRICING SUPPLEMENT	CONFIDENTIAL

ENERGIZER SPINCO, INC.

$600,000,000

5.500% Senior Notes due 2025

Pricing Supplement dated May 15, 2015

(the “Pricing Supplement”)

to the

Preliminary Offering Memorandum dated May 11, 2015

(the “Preliminary Offering Memorandum”)

of Energizer SpinCo, Inc.

This Pricing Supplement is qualified in its entirety by reference to the Preliminary Offering Memorandum.

The information in this Pricing Supplement supplements the Preliminary Offering Memorandum and supersedes the information in the Preliminary Offering Memorandum to the extent inconsistent with the information in the Preliminary Offering Memorandum. Capitalized terms used herein but not defined shall have the meanings assigned to them in the Preliminary Offering Memorandum. Other information (including financial information) presented in the Preliminary Offering Memorandum is deemed to have changed to the extent affected by the changes described herein.

The notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) or the securities laws of any other jurisdiction and are being offered and sold in the United States only to qualified institutional buyers in reliance on Rule 144A under the Securities Act and to certain non-U.S. person in transactions outside the United States in reliance on Regulation S under the Securities Act.

Terms Applicable to the 5.500% Senior Notes due 2025

Issuer:	Energizer SpinCo, Inc. (the “Issuer”)

Principal Amount:	$600,000,000

Title of Securities:	5.500% Senior Notes due 2025 (the “Notes”)

Final Maturity Date:	June 15, 2025

Issue Price:	100.0%, plus accrued interest, if any, from June 1, 2015

Coupon:	5.500%

Yield to Maturity:	5.500%

Guarantors:	The notes will be guaranteed from the Effective Date, jointly and severally, on an unsecured basis, by each of the Issuer’s domestic restricted subsidiaries that is a borrower or a guarantor under the Credit Facilities.

Interest Payment Dates:	June 15 and December 15

Record Dates:	June 1 and December 1

First Interest Payment Date:	December 15, 2015

Escrow of Proceeds; Special Mandatory Redemption:	The net proceeds of this offering, plus an incremental amount in cash sufficient to pay the principal amount of the notes, together with interest accrued on the notes from the Issue Date to, but excluding, July 16, 2015, will be deposited into the Escrow Account. The Escrow Account will be pledged to the trustee, for the benefit of the holders of the notes, and may be invested in U.S. Government Obligations in which the trustee, for the benefit of the holders of the notes, will have a valid and perfected first-priority security interest. If the Escrow Conditions are not fulfilled by July 9, 2015, or in the event the Issuer’s board of directors earlier determines that the Escrow Conditions will not be satisfied by such date, the notes will be redeemed at a price equal to the principal amount of the notes, plus accrued and unpaid interest on the notes from the Issue Date to, but excluding the date of redemption.

Optional Redemption:	On or after June 15, 2020, the Issuer may, at its option, redeem all or any portion of the Notes, at once or over time, upon not less than 30 days nor more than 60 days prior notice. The Notes may be redeemed at the redemption prices set forth below, plus accrued and unpaid interest, if any, to, but excluding, the redemption date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date) calculated by us. The following prices are for Notes redeemed during the 12-month period commencing on June 15 of the years set forth below, and are expressed as percentages of principal amount:

Redemption Year	Price
2020	102.750%

2021	101.833%

2022	100.917%

2023 and thereafter	100.000%

Optional Redemption with Equity Proceeds:	35% at 105.500% of plus accrued and unpaid interest until June 15, 2018.

Make-Whole Redemption:	Make-whole redemption at Treasury Rate + 50 bps until June 15, 2020.

Change of Control Offer:	101% of aggregate principal amount thereof, plus accrued and unpaid interest.

Joint Book-Running Managers:	Merrill Lynch, Pierce, Fenner & Smith Incorporated J.P. Morgan Securities LLC Citigroup Global Markets Inc. Goldman, Sachs & Co. Mitsubishi UFJ Securities (USA), Inc.

Co-Manager:	Credit Suisse Securities (USA) LLC

Trade Date:	May 15, 2015

Settlement Date (Issue Date):	June 1, 2015 (T+10)

The Issuer expects to deliver the Notes against payment for the Notes on or about June 1, 2015, which will be the tenth business day following the date of the pricing of the Notes (this settlement cycle being referred to as “T+10”). Under Rule 15c6-1 of the Exchange Act, trades in the secondary market generally are required to settle in three business days, unless parties to a trade expressly agree otherwise. Accordingly, purchasers who wish to trade Notes prior to delivery of the Notes will be required, by virtue of the fact that the Notes initially will settle in T+10, to specify alternative settlement arrangements to prevent a failed settlement and should consult their own advisor.

Distribution:	144A and Reg S for life.

CUSIP Numbers/ISINs:	29273A AA4 / US29273AAA43 (144A) U29199 AA1 / USU29199AA19 (Reg S)

This material is confidential and is for your information only and is not intended to be used by anyone other than you. This information does not purport to be a complete description of the Notes or the offering. Please refer to the Preliminary Offering Memorandum for a complete description.

This communication is being distributed in the United States solely to qualified institutional buyers, as defined in Rule 144A under the Securities Act, and outside the United States solely to non-U.S. persons, as defined under Regulation S under the Securities Act.

This communication does not constitute an offer to sell the Notes and is not a solicitation of an offer to buy the Notes in any jurisdiction where the offer or sale is not permitted.

Any disclaimers or other notices that may appear below are not applicable to this communication and should be disregarded. Such disclaimers or other notices were automatically generated as a result of this communication being sent via Bloomberg email or another communication system.

EXHIBIT B

FORM OF JOINDER AGREEMENT

WHEREAS, Energizer SpinCo, Inc., a Missouri corporation (the “Company”) and the Initial Purchasers named therein (the “Initial Purchasers”) heretofore executed and delivered a Purchase Agreement, dated May 15, 2015 (the “Purchase Agreement”), providing for the issuance and sale of the Notes;

WHEREAS, each of the Company’s subsidiaries party hereto as Guarantors (as defined in the Purchase Agreement) has agreed to join in the Purchase Agreement on the Effective Date.

Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Purchase Agreement.

NOW, THEREFORE, each Guarantor hereby agrees for the benefit of the Initial Purchasers, as follows:

1. Joinder. The undersigned hereby acknowledges that it has received and reviewed a copy of the Purchase Agreement and all other documents it deems fit in order to enter into this Joinder Agreement, and acknowledges and agrees (i) to join and become a party to the Purchase Agreement as indicated by its signature below as of the date hereof and shall have the same rights and obligations thereunder as if it had been an original signatory to the Purchase Agreement; (ii) to be bound by all covenants, agreements, representations, warranties and acknowledgments attributable to a Guarantor in the Purchase Agreement as if made by, and with respect to, the undersigned in accordance with the terms of the Purchase Agreement; and (iii) to perform all obligations and duties required of a Guarantor pursuant to the Purchase Agreement and that it has complied with all covenants as of the date hereof.

2. Representations and Warranties and Agreements of the Guarantors. The undersigned hereby represents and warrants to and agrees with the Initial Purchasers that it has all requisite corporate, partnership or limited liability company power and authority to execute, deliver and perform its obligations under this Joinder Agreement and it has duly and validly taken all necessary action for the consummation of the transactions contemplated hereby and by the Purchase Agreement and that it has duly authorized, executed and delivered this Joinder Agreement and it is a valid and legally binding agreement enforceable against the undersigned in accordance with its terms.

3. Representations and Warranties and Agreements in the Purchase Agreement. The undersigned hereby represents and warrants to, and agrees with, the several Initial Purchasers that it has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the date hereof.

4. Counterparts. This Joinder Agreement may be signed in one or more counterparts (which may be delivered in original form or a facsimile or “pdf” file thereof), each of which shall constitute an original when so executed and all of which together shall constitute one and the same agreement.

5. Amendments. No amendment or waiver of any provision of this Joinder Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties thereto.

6. Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

7. Partial Unenforceability. The invalidity or unenforceability of any section, paragraph or provision of this Joinder Agreement shall not affect the validity or enforceability of any other section, paragraph or provision hereof. If any section, paragraph or provision of this Joinder Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

8. Governing Law. THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SUCH STATE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THEREOF.

IN WITNESS WHEREOF, each of the undersigned has executed this agreement this      day of             , 2015.

By:

Name:
Title:

[Signature Page to Joinder Agreement]

ANNEX I

Resale Pursuant to Regulation S or Rule 144A.

Each Initial Purchaser understands that:

Such Initial Purchaser agrees that it has not offered or sold and will not offer or sell the Securities in the United States or to, or for the benefit or account of, a U.S. person (other than a distributor), in each case, as defined in Rule 902 of Regulation S (i) as part of its distribution at any time and (ii) otherwise until 40 days after the later of the commencement of the offering of the Securities pursuant hereto and the Closing Date, other than in accordance with Regulation S or another exemption from the registration requirements of the Securities Act. Such Initial Purchaser agrees that, during such 40-day restricted period, it will not cause any advertisement with respect to the Securities (including any “tombstone” advertisement) to be published in any newspaper or periodical or posted in any public place and will not issue any circular relating to the Securities, except such advertisements as permitted by and include the statements required by Regulation S.

Such Initial Purchaser agrees that, at or prior to confirmation of a sale of Securities by it to any distributor, dealer or person receiving a selling concession, fee or other remuneration during the 40-day restricted period referred to in Rule 903 of Regulation S, it will send to such distributor, dealer or person receiving a selling concession, fee or other remuneration a confirmation or notice to substantially the following effect:

“The Securities covered hereby have not been registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”), and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of your distribution at any time or (ii) otherwise until 40 days after the later of the date the Securities were first offered to persons other than distributors in reliance on Regulation S and the Closing Date, except in either case in accordance with Regulation S under the Securities Act (or in accordance with Rule 144A under the Securities Act or to accredited investors in transactions that are exempt from the registration requirements of the Securities Act), and in connection with any subsequent sale by you of the Securities covered hereby in reliance on Regulation S under the Securities Act during the period referred to above to any distributor, dealer or person receiving a selling concession, fee or other remuneration, you must deliver a notice to substantially the foregoing effect. Terms used above have the meanings assigned to them in Regulation S under the Securities Act.”

Such Initial Purchaser agrees that the Securities offered and sold in reliance on Regulation S will be represented upon issuance by a global security that may not be exchanged for definitive securities until the expiration of the 40-day restricted period referred to in Rule 903 of Regulation S and only upon certification of beneficial ownership of such Securities by non-U.S. persons or U.S. persons who purchased such Securities in transactions that were exempt from the registration requirements of the Securities Act.

Annex -1-1